2014 STRATEGIC REALIGNMENT

October 6, 2014

AEGION®

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on February 28, 2014 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, the Aegion® logo, Bayou Companies®, Bayou Wasco Insulation™, Brinderson®, CCSI™, Corrpro®, CRTS™, DelayTrak℠, Fyfe®, Fibrwrap®, Insituform®, the Insituform® logo, Safety Liner™, TimeTrak™, Tite Liner®, Tyfo®, and United Pipeline Systems® are the registered and unregistered trademarks of Aegion Corporation and its affiliates.

AEGION

Why Aegion?

Pipelines Are the Arteries for Our Way of Life



Oil, Gas and Mining



Wastewater



Water Pressure Pipes

Maintenance, rehabilitation and strengthening **BEFORE** disaster strikes

Upstream and Downstream Facilities Are Driving to Meet Growing U.S. Energy Requirements



Exploration and Production



Refining and Petrochemical

Maintenance, engineering and construction **TO KEEP** these assets running at peak efficiencies

Commercial and Transportation Infrastructure Drive Economic Activity



Commercial Structures



Transportation

Rehabilitation and strengthening **TO MEET** building codes, seismic needs and structural concerns from age

AEGION®

Strategic Realignment Supports Aegion's Existing Strategy and Financial Objectives

1

Realign businesses with end markets and customers for future growth

- Combine Fyfe/Fibrwrap and Insituform into one segment platform
- Brinderson becomes a stand alone segment platform
- Corrpro, United Pipeline Systems, Bayou, CRTS and CCSI remain together

2

Implement international plan to **rationalize CIPP contracting markets**

- Exit cured-in-place pipe (CIPP) contracting markets in Switzerland, France, India, Singapore, Hong Kong and Malaysia
- Focus on development of product delivery to contractors in these markets through CIPP tube supply, technical service and business development support

3

Right-size Bayou's Louisiana facility for future growth opportunities

- Current facility is not cost efficient for emerging market potential:
  - Approximately $450 million in onshore and offshore Gulf of Mexico projects over the next few years
- Eliminate older and redundant production assets and other underutilized assets to reduce fixed costs
- Make necessary investments to effectively compete for the emerging market opportunities

AEGION®

Platform Realignment Expected to Enhance Future Growth Opportunities and Improve Profitability

Infrastructure Solutions
>45% of revenues[1]

End Markets	Global municipal water and wastewater, industrial pipelines, commercial buildings and other infrastructure in North America, Asia and Europe
Services	• Wastewater pipe rehabilitation • Rehabilitation and strengthening of large-diameter pressure pipe • Seismic protection in buildings • Building change of use • Strengthening for bridge and waterfront rehabilitation and storm surge
Technologies	• Insituform® Cured-in-Place Pipe • Tyfo® Fibrwrap® fiber-reinforced polymer

Corrosion Protection
>30% of revenues[1]

End Markets	Oil, gas and mining pipelines and structures, such as storage tanks, in target markets of North America, the Middle East and South America
Services	• Corrosion monitoring and prevention • Pipe flow assurance • Pipe corrosion protection coatings • Pipe thermal insulation coatings • Protecting pipelines from highly corrosive and abrasive flows
Technologies	• Tite Liner® and Safety Liner™ • Corrpro corrosion engineering and cathodic protection • Bayou® coating services • CRTS™ robotic coatings and CCSI™ field coatings

Energy Services
>20% of revenues[1]

End Markets	North America upstream oil and gas extraction and downstream refining and petrochemical
Services	• Mechanical, electrical and instrumentation maintenance • Small capital construction • Engineering, procurement and construction services • Cost saving productivity tools
Technologies	• Productivity tools TimeTrak™ and DelayTrak℠ • Engineering services • Maintenance and construction equipment • Future opportunities for Corrpro and Fyfe/Fibrwrap

[1] Based on 2014 guidance as of October 6, 2014

Infrastructure Solutions Able to Provide Comprehensive Customer Solutions

Infrastructure Solutions

Markets: Global municipal water and wastewater, industrial pipeline, commercial buildings and other infrastructure in North America, Asia and Europe

Services: Wastewater pipeline rehabilitation, rehabilitation and strengthening of large-diameter pressure pipe, seismic protection in buildings, building change of use, strengthening for bridges and waterfront rehabilitation and storm surge

Insituform®

FYFE® FIBRWRAP®

Platform Strengths

Strategic Rationale

- Enhance go-to-market strategy to provide broader solutions to municipal customers
- Enhance Fyfe/Fibrwrap operations
  - Access to Insituform's proven project management and integrated shared services to accelerate sales growth and improve execution

Insituform Strengths

- Mature business, well managed, strong management culture
- Excellent execution, high-quality CIPP products and strong cash flow
- Strong brand name recognition through market leading position

Fyfe/Fibrwrap Strengths

- Growth business at attractive margins in a conversion market
- Highly engineered solution
- Strong brand recognition through market leadership position

International Growth Opportunities

- Operational alignment in Asia-Pacific can leverage municipal/governmental relationships

AEGION®

Insituform's North America Leadership Position Ideally Suits Fyfe/Fibrwrap North America

Shared Municipal Clients

North America

<50 + >3,000

FYFE
FIBRWRAP
Insituform

Asia-Pacific

- Shared services and clients in Japan, Hong Kong, Singapore and Indonesia
- Opportunities for cooperation in Australia, Malaysia and other countries

Enhanced Client Solutions



Tyfo® Fibrwrap®

+



Insituform® CIPP

Proven market leadership

Fyfe/Fibrwrap Utilizes Insituform North America's Best Practices

1. Project management
2. CRM system
3. Shared services
4. Manufacturing co-location for resin/epoxy procurement and formulation

AEGION

Macro Economic and Country Specific Market Challenges Have Severally Limited International Water & Wastewater Profitability

International Water & Wastewater

Non-GAAP Operating Income/(Loss) Including Corporate Allocation


$ USD millions, except percentages
Operating Income/(Loss)
Percent Margin and ROIC
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
-$4.0
-$6.0
-$8.0
-$10.0
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
$5.8
$5.1
$4.4
-$8.5
$0.2
2009
2010
2011
2012
2013
Operating Income/(Loss)
Operating Margins
Return on Invested Capital

Profitability, margins and returns have not achieved desired targets

International CIPP Contracting Challenges

Europe

- Macro economic conditions remain challenging since the Great Recession
- Competition increasing in several contracting markets
- Labor laws continue to restrict crew mobility and raise costs

Asia-Pacific

- Small or underdeveloped markets for CIPP
- Lack of government support for a CIPP market to fully develop
- Long cash collection cycles

Aegion recorded combined operating losses in France, Switzerland, Hong Kong, India, Singapore and Malaysia totaling $16.0 million, $7.6 million and $2.9 million in full year 2012, 2013 and the six months ended June 30, 2014 (includes administrative and headquarter expenses in the affected markets)

AEGION

Transition to Third-Party Product Sales Strategy Positions Insituform to Profitably Grow International Wastewater Pipeline Rehabilitation


Water/Wastewater
Contracting
Licensees
3rd Party Product Sales
Distributors
Contracting/3rd Party Product Sales
Office Locations
Office/Manufacturing
Office Closing
Transitioning to 3rd Party Product Sales
Hong Kong

Affected Markets

France, Switzerland, India, Hong Kong, Malaysia and Singapore

Benefits of Third-Party Product Sales Strategy

- Experience: Insituform can leverage years of contracting experience in the affected markets
- Proven Business Model: Third-party product sales strategy already enacted in select countries in Europe and Asia-Pacific. Trailing twelve month global third-party CIPP product sales were $35 million through June 30, 2014
- Technical Expertise: Insituform has the technical expertise to effectively support third-party product sales
- Manufacturing: Insituform manufacturing facilities in the U.S. and U.K. can supply these new markets with high-quality CIPP products and operate at an even higher efficiency through expanded volume

AEGION

Corrosion Protection to Focus on Platform Go-to-Market Strategy

Corrosion Protection

Markets: Oil, gas and mining pipelines and structures, such as storage tanks, in target markets of North America, Middle East and South America

Services: Pipeline corrosion monitoring and prevention, internal flow assurance, corrosion protection coatings, thermal insulation coatings, protective linings for highly corrosive and abrasive flows

corrpro® united® BAYOU® CRTS CCSI

Platform Strengths

Strategic Rationale

- No change from diversification strategy initiated in 2009
- Next step is a coordinated go-to-market strategy leveraging all platform technologies and services

End Market Strengths

- Strong end markets for pipeline protection technologies and services in North America, the Middle East and South America
- Margin expansion through project-based activities and geographic expansion
- Emerging market opportunities in South America, Sub-Saharan Africa, Asia and Eastern Europe
- Opportunities for collaborative sales effort in all geographic markets

Right-Size Bayou's Louisiana Facility for Expected Market Opportunities

Strategic Outlook

- Facility "right-sized" for emerging Gulf Coast onshore and offshore opportunities
- Improved capital efficiency to drive market share growth and margin enhancement
- Maintain the agility of the business to flex up and down with project and market cycles
  - Shuttering two older and redundant fusion bonded epoxy (FBE) plants
  - Can efficiently run the more modern FBE plant with multiple shifts
- Offer clients a full suite of high-quality FBE, concrete and thermal insulation coating products
- Invested $20 million in a state-of-the-art insulation coating facility in preparation for future deepwater pipe coating opportunities
- Planned capital investments over the next two to three years to enhance competitive position



Recent Discoveries
BP's 'giant' Tiber oil discovery is the latest in a string of large, deep-water oil finds in the Gulf of Mexico
MISSISSIPPI
ALABAMA
FLORIDA
LOUISIANA
New Iberia
TEXAS
100 miles
100 km
Tiber well
Shenandoah
Cascade
Chinook
Stones
St. Malo
Jack
Perdido
Buckskin
Recent deep oil discoveries
Offshore drilling platforms
Source: Minerals Management Service

$450 million in identified onshore and offshore projects through at least 2017

Actions taken are expected to significantly reduce the Louisiana facility's required break-even revenues

AEGION

Corrosion Protection Has Powerful Pipe Protection Technologies


United Pipeline Systems
HIGH-DENSITY POLYETHYLENE
CRTS
INTERNAL FIELD JOINT COATING
Bayou
INTERNAL COATING
CCSI
EXTERNAL FIELD JOINT COATING
Bayou
EXTERNAL COATING
Bayou
CONCRETE COATING
Bayou/Wasco
INSULATION COATING
Corrpro
CATHODIC PROTECTION

United Pipeline Systems

Products: Tite Liner® high density polyethylene (HDPE) lining system

Advantage: Proprietary and highly efficient installation methods

Geography: North and South America, Middle East, North Africa, Australia

Competitors: Unprotected steel, minimal protection coatings or other HDPE linings and exotic metals or thicker linings

MARKET DYNAMICS

Sustainable commodity prices drive global energy and mining capital and maintenance expenditures

Coating Services

Products: CRTS™ robotics for offshore internal pipe seam inspecting, cleaning and anti-corrosive epoxy coating application; CCSI™ onshore custom field coatings

Advantage: Cost savings from fast and efficient patented offshore robotics technology

Geography: North and South America, Middle East

Offshore Competitors: No pipe weld coatings or onshore application

MARKET DYNAMICS

Global offshore market pipeline development returning

Fulfills a need for a highly efficient coating application

Bayou Companies

Products: FBE, 3-layer polyethylene, 3-layer polypropylene, 5-layer glass syntactic polyurethane, concrete, insulation, rubberized asphalt

Advantage: Full service facilities in Louisiana and Western Canada

Geography: Portions of North America, Gulf of Mexico

Competitors: Bredero Shaw and pipe mills producing small-diameter pipe

MARKET DYNAMICS

Gulf of Mexico and transcontinental pipeline development at high levels for the foreseeable future

U.S. shale plays/Canadian oil sands also at a high sustainable level of investment

Corrpro

Products: Engineering design, maintenance, monitoring and installation of cathodic protection systems

Advantage: Industry leader in corrosion prevention with significant scale

Geography: North America, Middle East, Europe

Competitors: Numerous small companies or regional competitors

MARKET DYNAMICS

Global pipeline development/maintenance remains critical for customers

Regulations increase spending over time

AEGION®

Brinderson's Unique Business Model Warrants a Separate Reporting Segment

Energy Services

Markets: North America upstream oil and gas extraction and downstream refining and petrochemical

Services: Mechanical, electrical and instrumentation maintenance, small capital construction, engineering, cost saving productivity tools

BRINDERSON

Platform Strengths

Strategic Rationale

- Unique business model focused on time and material maintenance warrants a separate platform
- Brinderson expanded Aegion's presence in the United States upstream segment and opened a new market in the downstream segment
- Increased the sources for recurring revenues through long-term maintenance contracts
- Offers opportunities for higher margins through marketing other Aegion technologies and services

Brinderson Strengths

- Substantial market presence in California and West Coast
- Best-in-class safety culture
- Experienced leader with industry knowledge, expertise and strong customer relationships
- Limited focus to date outside core West Coast market
  - Geographic expansion to Permian Basin, Gulf Coast, Canada and Utah
- Longer-term opportunity for petrochemical market entry

AEGION

Brinderson Provides Access to the United States Downstream Energy Segment

Aegion Presence Increased



UPSTREAM
Exploration and Production

united, BAYOU, CRTS

- Corrosion and abrasion protection for pipe gathering and extraction supply lines

BRINDERSON

- Facility maintenance programs
- Engineering, procurement and construction (EPC) services

Aegion Core End Market



MIDSTREAM
Transport

We Protect Pipe™

- corrpro: Cathodic protection
- united: Engineering inspection services
- BAYOU: Pipe lining and maintenance
- CRTS: New pipe coatings
- CCSI: Pipeline field coatings

BRINDERSON

- Terminal facility maintenance
- EPC services

Aegion Expansion



DOWNSTREAM
Processing and Refining

BRINDERSON

- Facility maintenance programs
- Turnaround planning and execution
- EPC services

corrpro

- Corrosion engineering and cathodic protection of facility structures such as tank farms

AEGION

Financial Impact from Aegion's Restructuring and Realignment

Pre-Tax Restructuring Charges To be Recorded Primarily in the Third and Fourth Quarters of 2014

International Water & Wastewater

Exit certain unprofitable international locations

$47 to $56 million pre-tax charge

- Office closures, employee terminations and write-down/reserve of receivables
- Other assets, including goodwill and deferred tax assets, which could be deemed unrecoverable because of market uncertainty

Combine Insituform and Fyfe/Fibrwrap North America

Enhance Fyfe/Fibrwrap outlook through greater market access while optimizing costs by leveraging Insituform's operations

$3 to $4 million pre-tax charge

- Office consolidation, employee terminations and sharing integrated back office resources

Right Size Bayou's Louisiana Facility

Optimize facility operations to meet market opportunities in a cost effective manner

Approximately $40 million pre-tax charge

- Fixed asset and intangible impairments along with certain land lease consolidation

Estimated **$15 to $18 million cash costs** primarily related to severance, retention and wind-down performance salaries for approximately 170 employees, lease terminations and other shutdown costs

Annual pre-tax savings of $8 to $11 million, $0.15 to $0.20 per diluted share

Estimated $0.03 to $0.04 per diluted share savings in the fourth quarter of 2014

AEGION®

Tangible Financial Benefits from Realignment with Increased Management Focus on Future Growth Drivers

1 Annualized Cost Savings

Estimated annual savings
$8 to $11 million pre-tax
$0.15-$0.20 per diluted share

European / Asian CIPP Operations: Majority of the savings comes from the transition from contracting activities to a third-party product sales business model in France, Switzerland, Hong Kong, India, Malaysia and Singapore

Fyfe/Fibrwrap Combination with Insituform: Take advantage of Insituform's investments in project management and integrated back office

Bayou's Louisiana Facility Reconfiguration: Optimize facility assets and logistics for future market opportunities

Non-Restructuring Corporate Realignment: Reduced corporate expenses in recent months by greater than $2 million per annum

2 Improved ROIC / Cash Liberation

Estimated ROIC incremental improvement
Over 100 basis points

Increased Profit / Cost Savings: Topline improvement accounts for more than half of the expected incremental increase in ROIC

Lower Invested Capital: Accounts for remaining 40 to 50 percent from asset impairments, a reduction in DSOs from potential write-down or reserves of receivables and additional DSO reduction from cash liberated in the affected markets and businesses

3 Intangible Benefits

Greater focus on growth drivers

Transparency/Visibility: Platform realignment creates opportunities to offer broader solutions to clients

Greater Focus: Management will increase focus on key areas for growth and other strategic initiatives

Cash Allocation: Liberated cash can be invested in growth enhancing new investments or acquisitions

AEGION®

Revised 2014 Guidance Reflects Recent Events Mostly Related to Project Timing

2014 Aegion Corporation Non-GAAP Diluted Earnings per Share

(from Continuing Operations)



$1.50 to $1.65
$1.27 to $1.37
Prior Guidance
New Guidance

Non-GAAP adjustments include restructuring charges and acquisition-related expenses

Factors Impacting Expected Second Half Results

Adverse Impacts

- Bayou's Louisiana facility recently received notice announcing the suspension of the entire onshore project, which cancelled Bayou's pipe coating contract previously scheduled to begin in the fourth quarter of 2014
  - The cancellation reduces Aegion's reported June 30, 2014 backlog by $34 million
- Fyfe/Fibrwrap anticipated securing a sizeable North America industrial pipeline rehabilitation project for execution in the fourth quarter. The likely start date is the first half of 2015
- CRTS recently received notice that its interior pipe weld coating work for the offshore 36-inch trunk lines pipe lay operation in Saudi Arabia will stop in the fourth quarter and restart in early 2015
- Corrpro is experiencing project mix challenges related to lower margin cathodic protection construction activities for new pipe construction
  - These activates can lead to higher margin engineering and inspection services in future periods
- United Pipeline Systems has seen delays in work releases in North America

Positive Impacts

- Insituform North America continues to successfully execute a strong backlog position
- Brinderson's downstream and upstream maintenance segments, the primary source of revenues and profits, are performing very well in 2014
- Bayou's Canada coating facility is successfully executing record backlog
- CRTS was recently awarded $30 million of new projects in Chile and the Middle East in 2015

AEGION®

Earnings Reduction Dampens Expected Operating Cash Flow in 2014

Aegion's Cash Flow from Operations



in USD millions
$42
$58
$53
$23
$111
$89*
$80 to $90
2008
2009
2010
2011
2012
2013
2014F

* Includes $4 million for acquisition-related expenses

Aegion's Return on Invested Capital



6.4%
6.7%
9.0%
5.7%
7.4%
6.7%
6% to 7%
2008
2009
2010
2011
2012
2013
2014F

2014 Cash Flow from Operations and Uses of Cash

Cash Flow from Operating Activities

- Cash costs (principally in the next two quarters) from the restructuring of $15 to $18 million limits cash flow from operating activities
- Expect a reduction in DSOs to favorably impact working capital in 2015

Uses of Cash

- CAPEX expected to be $30 to $35 million—a modest increase from 2013
- Completed $20 million Board-authorized share repurchase program in July of 2014
- Debt amortization repayment schedule of $22 million in 2014; $8.9 million paid over the first six months of 2014

Return on Invested Capital (ROIC)

- Reduced earnings outlook is the primary reason for the lower 2014 ROIC target
- Realignment expected to add more than 100 basis points to ROIC *(subject to change pending the outcome of the fourth quarter impairment review)*
  - More than half of the benefit comes from anticipated savings of $8 to $11 million, a portion of which will benefit the fourth quarter of 2014
  - The remaining benefit is due to lower invested capital from the write-down or write-off of tangible assets and certain intangibles, including goodwill

AEGION

2014 Platform Outlook Revised for Realignment and Recent Events

	Infrastructure Solutions	Corrosion Protection	Energy Services
	Insituform, FYFE, FIBRWRAP	BAYOU, CCSI, CRTS, corrpro, united	BRINDERSON
Revenues ($ USD Millions)	$590 to $605 million	$430 to $460 million	Approximately $285 million
Operating Margins (Non-GAAP)	6.5 to 7.0 percent	5.0 to 5.5 percent	6.0 to 6.5 percent

[1] Based on 2014 guidance as of October 6, 2014

Outlook for Commercial & Structural is for revenues to be in the range of $70 to $85 million and operating margins from negative low single digits to zero

AEGION

Aegion Is…











1

A **DIVERSIFIED** growth and return oriented company pursuing attractive opportunities in sustainable end markets

2

A company with robust **OPPORTUNITIES** in the U.S. upstream, midstream and downstream energy markets and an energy portfolio now **BALANCED** towards predictable and recurring revenues

3

An established global **LEADER** in water and wastewater pipeline rehabilitation with leading technologies to rehabilitate and strengthen other urban infrastructure

4

An execution driven company leveraging its scale and leading market positions for best in class **PROJECT MANAGEMENT** across the organization

AEGION

Appendix

Non-GAAP Reconciliation

2013	International Water & Wastewater		
	As Reported (GAAP)	Acquisition-Related Expenses	As Adjusted (Non-GAAP)
Gross Profit	$ 22,283	$ --	$ 22,283
Operating Expenses	22,075	--	22,075
Operating Income	208	--	208

2012	International Water & Wastewater		
	As Reported (GAAP)	Acquisition-Related Expenses	As Adjusted (Non-GAAP)
Gross Profit	$ 14,325	$ --	$ 14,325
Operating Expenses	23,709	(887)	22,822
Operating Income	(9,384)	887	(8,497)

AEGION

Non-GAAP Reconciliation

2011	European Sewer & Water Rehabilitation			Asia-Pacific Sewer & Water Rehabilitation			International Water & Wastewater
	As Reported (GAAP)	Restructuring Charges	As Adjusted (Non-GAAP)	As Reported (GAAP)	Restructuring Charges	As Adjusted (Non-GAAP)	As Adjusted (Non-GAAP)
Gross Profit	$ 22,837	$ --	$ 22,837	$ 6,772	$ --	$ 6,772	$ 29,609
Operating Expenses	16,837	(697)	16,140	9,284	(173)	9,111	25,251
Operating Income	6,000	697	6,697	(2,512)	173	(2,339)	4,358

2010	European Sewer & Water Rehabilitation			Asia-Pacific Sewer & Water Rehabilitation			International Water & Wastewater
	As Reported (GAAP)	Restructuring Expenses	As Adjusted (Non-GAAP)	As Reported (GAAP)	Acquisition-Related Expenses	As Adjusted (Non-GAAP)	As Adjusted (Non-GAAP)
Gross Profit	$ 20,606	$ --	$ 20,606	$ 10,289	$ --	$ 10,289	$ 30,895
Operating Expenses	15,593	--	15,593	10,219	--	10,219	25,812
Operating Income	5,013	--	5,013	70	--	70	5,083

AEGION

Non-GAAP Reconciliation

2009	European Sewer & Water Rehabilitation			Asia-Pacific Sewer & Water Rehabilitation			International Water & Wastewater
	As Reported (GAAP)	Restructuring Expenses	As Adjusted (Non-GAAP)	As Reported (GAAP)	Acquisition-Related Expenses	As Adjusted (Non-GAAP)	As Adjusted (Non-GAAP)
Gross Profit	$ 22,774	$ --	$ 22,774	$ 9,032	$ --	$ 9,032	$ 31,806
Operating Expenses	23,779	(3,349)	20,430	5,613	(22)	5,591	26,021
Operating Income	(1,005)	3,349	2,344	3,419	22	3,441	5,785

AEGION